SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                              FORM 8-K/A
                          (Amendment No. 1)

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




     DATE OF REPORT (Date of earliest event reported) August 25, 1997


                             DELCHAMPS, INC.
         (Exact name of registrant as specified in its charter.)


          ALABAMA               0-12923              63-0245434
      (State or other       (Commission File       (IRS Employer
      jurisdiction of           Number)            Identification
       incorporation)                                 Number)



                 305 DELCHAMPS DR., MOBILE, AL  36602
          (Address of Principal Executive Offices - Zip Code)



   Registrant's telephone number, including area code (334)433-0431


                              N/A
    (Former name or former address, if changed since last report.)




     This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed on August 25, 1997 (the "8-K") by Delchamps, Inc., an Alabama corporation (the "Company"), to include the consent of independent auditors as an exhibit thereto in order that such 8-K can be incorporated by reference into the Company's Registration Statements on Form S-8 (Registration Nos. 333-14747, 33-56447, 33-53653, and 33-70772).

     Accordingly, item 7 in the 8-K is hereby amended and supplemented to read in its entirety as follows:


Item 7.    Financial Statements and Exhibits.

(a)  Not Applicable.
(b)  Not Applicable.

(c)  Exhibits.

     Exhibit No.    Description

        23.1        Consent of Independent Auditors

        99 Audited consolidated financial statements of Delchamps, Inc. as of and for the fiscal year ended June 28, 1997 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations *

        --------
        * Filed previously.



                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         DELCHAMPS, INC.



                        By:  /s/ Timothy E. Kullman
                             ----------------------
                                 Timothy E. Kullman
                                 Senior Vice President,
                                 Chief Financial Officer,
                                 Treasurer and Secretary

Date:  August 28, 1997